Pilgrim America Prime Rate Trust


          [GRAPHIC]


        Annual Report
      February 28, 1997


Pilgrim America Prime Rate Trust

                       Pilgrim America Prime Rate Trust

                                 ANNUAL REPORT

                               February 28, 1997

                                 ------------

                               Table of Contents

Letter to Shareholders...............   2
Shareholder Letter Footnotes.........  12
Statistics and Performance...........  13
Performance Footnotes................  15
Additional Notes and Information.....  16
Portfolio of Investments.............  18
Statement of Assets and Liabilities..  26
Statement of Operations..............  27
Statement of Changes in Net Assets...  28
Statement of Cash Flows..............  29
Financial Highlights.................  30
Notes to Financial Statements........  32
Report of Independent Auditors.......  38
Tax Information......................  39
Fund Advisors and Agents.............  40


                                  -----------

                       Pilgrim America Prime Rate Trust

LETTER TO SHAREHOLDERS


Dear Fellow Shareholders:

We are pleased to report on another year in which total distributions to shareholders combined with the Trust's overall performance have continued to rank our Trust first in the Loan Participation Fund category established by Lipper Analytical Services among seven, five and five funds for the one, three and five-year periods ended February 28, 1997, respectively(1). During the year, distributions to shareholders totaled $0.82 which based on average month-end net asset value was equivalent to 8.56% (Chart One). Based on the average of the common stock's NYSE closing prices, the equivalent yield was 8.42% per annum. During this period, the average Prime Rate was 8.25% and the average 60-day LIBOR was 5.49%.


                            FISCAL 1997 PERFORMANCE

                                    [GRAPH]


The Trust's investment objective is to obtain as high a level of current income as is consistent with the preservation of capital. Excluding the $0.14 effect to net asset value ("NAV") as a result of the November 1996 rights offering, the Trust's month-end NAV ranged from $9.58 to $9.61 during the last fiscal year.

                       Pilgrim America Prime Rate Trust

LETTER TO SHAREHOLDERS


SIGNIFICANT EVENTS

The past fiscal year witnessed several important events in the evolution of the Trust.

BORROWING FOR INVESTMENT PURPOSES

At the Annual Meeting of Shareholders held in May 1996, shareholders approved the use of leverage in the Trust. The Trust is able to borrow up to 33-1/3 % of total assets (including the amount borrowed) less all liabilities other than borrowings. Management will borrow only when it can find profitable and appropriate investments and, currently, only to the extent of 25% of total net assets plus borrowings (Chart Two).


                           BORROWING FOR INVESTMENT

                                  [BAR CHART]

                       Pilgrim America Prime Rate Trust


LETTER TO SHAREHOLDERS


                           MARKET PRICE PERFORMANCE

                                    [GRAPH]


Market Price Performance

Chart Three shows (1) the closing price of the Trust's shares on the NYSE, (2) the NAV of the shares, and (3) the discount or premium to NAV. Since May 1996 (other than during the rights offering period), the shares have traded at prices generally above NAV.

This market price premium may have several causes:

  . The senior loan asset class has received growing support from an increasing number of retail and institutional investors.

  . When shareholders authorized the Trust to borrow for investment purposes, the expectation of an incremental increase in yield seemed to fuel some demand for our stock. While there has been some increase in dividends, we believe that the decision to use leverage also drew attention to the Trust's existing unleveraged yield.

                       Pilgrim America Prime Rate Trust

LETTER TO SHAREHOLDERS


  . Some analysts have begun to monitor the Trust's yield relative to other members of its peer group, and other short term, stable value investment strategies. This has also drawn attention to the relatively high yield available from the Trust and led investors to consider purchases at premiums to NAV.

RIGHTS ISSUE

On September 16, 1996, the Trust announced that it would conduct a rights offering which would allow shareholders to acquire at a discount an additional share for every five rights held. The offering began on October 18, 1996 and closed on November 12, 1996 with 18,122,963 new shares issued at $9.09 per share.

Chart Three demonstrates that the Trust's stock price recovered close to pre-offering levels within a few weeks of the closing. This is unusual and illustrates the broad support which existed for the Trust's stock during and after the offering.

Several shareholder friendly factors contributed to relatively low stock price volatility, very low NAV dilution and no dividend dilution.

The factors included:

  . lower than normal pricing discount (97-1/2 % of the lower of NAV or market price rather than the normal 95% or 90%)

  . a relatively low ratio of rights to existing shares held (5 to 1 instead of 4 or 3 to 1)

  . immediate investment of rights proceeds by temporarily reducing leverage

  . carefully managed issue expenses

  . three year reduction of part of the investment management fee

  . non-transferable rights attractive to serious, long term shareholders

The offering was conducted, in part, because a larger Trust can compete more effectively with other lenders for assets. Some analysts have observed that the benefits of size may well lead to further rights offerings by the Trust. If conditions warrant another rights offering, the Trust will again attempt to minimize the adverse consequences commonly associated with closed-end fund rights offerings.

                       Pilgrim America Prime Rate Trust

LETTER TO SHAREHOLDERS


BENCHMARK YIELDS

Pricing and the structure of assets in our market place and in certain sectors have undergone changes during the year which are highlighted below.

Chart Four shows the trailing average of distribution rates of the Trust as compared with similar funds in the Loan Participation Fund category as calculated by Lipper Analytical Services, the Prime Rate and the London Inter-Bank Offered Rate (LIBOR).


                            COMPARATIVE PERFORMANCE
                           Trailing 12 Month Average

                                    [GRAPH]


The Trust's distribution rate has continued to closely track the Prime Rate while the composite return of the Lipper Loan Participation Fund category (which excludes the Trust) has not. There are three main reasons for this relative decline in performance by the peer group.

  . First, during the past 12 months, yields from senior loans have been falling for the Trust and all members of the peer group and this has caused the distribution rate to decline. This decline has been partially offset by the Trust through the beneficial effect of leverage.

                       Pilgrim America Prime Rate Trust

LETTER TO SHAREHOLDERS


  . Second, the Trust is able, through its closed-end structure, to invest in smaller and less liquid senior loans. Larger senior loans tend to carry lower returns. Other members of the peer group offer periodic opportunities to redeem at NAV. A greater proportion of assets must be liquid to allow for these redemptions.

  . Third, other than the Trust, all members of the peer group continuously offer new shares to investors at NAV. New money has been invested in these funds faster than portfolio managers have been able to locate suitable investments. These managers most likely have been forced to invest in lower yielding alternative investments which have adversely affected the yields of the other prime funds.

The Trust, which has over 90% of its assets pegged to LIBOR, will continue to report its distribution rate in relation to LIBOR as well as in relation to the Prime Rate. We believe it is important to monitor investments against the most relevant benchmark.

ASSET QUALITY

Asset quality has generally remained acceptable during the last fiscal year. As we discussed in our February 1996 Annual Report, the key to NAV stability rests in broad diversification. Chart Five illustrates the diversity in the Trust portfolio.


                           BORROWER DIVERSIFICATION

                                  [BAR CHART]

                       Pilgrim America Prime Rate Trust

LETTER TO SHAREHOLDERS



On February 28, 1997, the Trust held 124 senior loans, with an average outstanding of $10,306,914. A year ago, the comparable numbers were 87 senior loans with an average outstanding balance of $9,292,740.

While the overall percentage of non-performing assets has varied within a narrow range during the year, its constituents have undergone some changes. We completed workouts on some senior loans, sold others and one major investment became delinquent. This expected loss already has been reflected in the Trust's results. Generally the percentage recovery of defaulted senior loans is higher than other high yield securities, but there is credit risk that results in losses from time to time.

Current credit quality is stable and we expect to reduce non-performing assets in the new fiscal year. New issues appear to have a higher risk profile and we must work hard in order to maintain our credit quality. The investor must understand that credit risk exists in this asset class and it is the most important factor affecting the Trust.

The Trust invests in a manner designed to avoid unacceptably high levels of credit risk. Strong demand for senior loans recently has driven yields down regardless of credit quality and the Trust has attempted to maintain credit quality by accepting slightly lower returns. Although this trend toward reduced yields may cause a decline in the Trust's performance, we will strive to maintain the Trust's credit quality and its relative yield advantage.

STRUCTURE AND CREDIT RISK

Generally, our analysis of potential investments focuses first on an issuer's cash flow coverage for both principal and interest, then on available alternative sources of repayment. Over the last few months, cash flow coverage for both interest and principal of new issues has weakened and as a result we have become increasingly selective in investing.

Sector Concentration

It is very difficult for even the most thoughtful and committed investor to judge with accuracy the timing and scale of change occurring in different economic sectors. This has become a matter of increasing concern in the electronic media sector.

As depicted in Chart Six, media and telecommunications represented 33% of the total debt provided by the syndicated loan market in 1996, compared to 12% of the Trust's assets. At the same time, TCI, the nation's largest cable operator announced a major retrenchment in its ambitions in telecommun-

                       Pilgrim American Prime Rate Trust

LETTER TO SHAREHOLDERS

ications beyond its core business. Mobile Media, the country's largest paging company filed for bankruptcy protection in January 1997; Motorola has shown itself fallible in predicting future trends in wireless telecommunications; and Viacom, one of the largest integrated media enterprises, has been under pressure to dispose of under-performing assets (such as Blockbuster Video) that a few months ago were "high fliers". Each of these companies has highly regarded senior management, yet all have suffered as their chosen markets have not developed in ways and at speeds anticipated.

                             SECTOR CONCENTRATION

                                  [PIE CHART]

     ---------------------------------------------------------------------

                                  [PIE CHART]


The media and telecommunications industries continue to attract significant amounts of equity and subordinated debt. These sectors have grown and continue to grow at phenomenal rates. In this

                       Pilgrim America Prime Rate Trust

LETTER TO SHAREHOLDERS


environment, it is difficult to determine "predictable cash flow". It is equally challenging to establish, from a senior creditor's perspective, the value of the assets used in the business. For example: What is the value of radio spectrum and analog switches? Are local broadcast properties threatened by satellite broadcasting? Can satellite broadcasters provide access to local broadcast signals? Should these businesses be funded by equity or debt? If debt is used, is senior secured debt viable? We grapple with these issues constantly.

We are watching our exposure to this segment very carefully. We cannot guarantee that we will avoid all pitfalls, but we will try to avoid as many as possible. Fortunately, the Trust has avoided exposure to some notable media problems such as Mobile Media, Marvel Entertainment and Musicland.

THE FOURTH QUARTER

The first month of the quarter exhibited strong deal flow with several major senior loans being syndicated during the period. These included Outdoor Systems, Boston Chicken, Allied Waste Industries and Celestica, (which are in the portfolio), Sprint Spectrum (Sprint's PCS joint venture), Nextel and KinderCare which we chose not to purchase. Other smaller transactions acquired during the fourth quarter included MAG Aerospace Industries, Safelite Glass, Entravision and Schweggmans Supermarkets. Repayments and sales included MTF, Kmart and Sterling Chemicals. The last 8 weeks of the quarter were relatively quiet. Continued strong bond and equity markets limited the extent to which companies chose to use the senior loan market. Since the end of February, several attractive transactions have surfaced although the pace at which new deals are coming to market has fallen behind last year's rate. During the quarter, short term interest rates have remained relatively stable. Prime has been 8.25% throughout the period and 30-day Libor has varied between 5.313% and 5.625%.

OUTLOOK

We believe the Trust is well positioned to continue to offer a high level of returns to shareholders. The Trust enjoys a strong reputation with the institutions which arrange senior loans and as a result the Trust is offered a wide choice of investments in our asset class.

With the general deterioration of returns and credit quality of senior loans, it has become increasingly important for us to remain cautious and selective. We are doing this.

Since the end of the fiscal year, on March 25th, the Federal Reserve increased the target Fed Funds rate to 5.50%. On March 26th, most leading banks raised their Prime Rates to 8.50%. Since the

                       Pilgrim America Prime Rate Trust

LETTER TO SHAREHOLDERS


beginning of March, 60-day LIBOR has risen from 5.426% at March 1, 1997 to 5.688% through April 2, 1997. We believe that short-term interest rates will continue to move upward modestly.

Last year we expressed optimism at the year ahead. Our hopes were borne out. This year, we are equally optimistic, but ever more selective.

On behalf of the entire team of Pilgrim America professionals, we thank you for your continued support. We appreciate your comments and questions.



                                      Sincerely,


                                      /s/ Robert W. Stallings

                                      Robert W. Stallings
                                      Chairman and Chief Executive Officer
                                      Pilgrim America Group, Inc.




                                      /s/ Howard Tiffen

                                      Howard Tiffen
                                      Senior Vice President and
                                      Senior Portfolio Manager
                                      Pilgrim America Investments, Inc.
                                      April 29, 1997

                       Pilgrim America Prime Rate Trust


SHAREHOLDER LETTER FOOTNOTES


(1) Lipper ranked the Trust for total return, without deducting sales charges and assuming reinvestment of all dividends and capital gains distributions but not reflecting the January 1995 and November 1996 rights offerings. The Trust's expenses were partially waived for the fiscal year ended February 29, 1992. As part of the rights offering, the Investment Manager has voluntarily reduced its management fee for the period from November 1996 through November 1999.

(2) The distribution rate is the annualization of the Trust's distributions per share, divided by the NAV of the Trust at month-end. The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income, and ordinarily will not include capital gains or losses, if any. For the one-year, five-year and since inception periods ended February 28, 1997, the Trust's average annual total returns, based on NAV and assuming all rights were exercised, were 8.06%, 7.81%, and 8.52%, respectively. The Trust's 30-day standardized SEC yields as of February 28, 1997 were 8.44% at NAV and 7.97% at market. The Trust's expenses were partially waived for the fiscal year ended February 29, 1992. As part of the rights offer, the Investment Manager has voluntarily reduced its management fee for the period from November 1996 through November 1999.

(3)  Source: BLOOMBERG Financial Markets.

(4) The composite represents an unweighted average for investment companies included in the Lipper Loan Participation Fund category of closed-end funds (for funds excluding the Trust in existence for the entire period shown). The distribution rate is a composite based on the annualization of each investment company's distributions per share, divided by the NAV of that investment company at month-end. The closed-end investment companies reflected in the composite, unlike the current practices of the Trust, offer their shares continuously and have conducted periodic tender offers for their shares. These practices may have effected the distributions of these companies.

(5) Source: IDD/Tradeline. The LIBOR rate is the London Inter-Bank Offered Rate and is the benchmark for determining the interest paid on more than 90% of the senior loans in the Trust's portfolio.

     The views expressed in this letter reflect those of the portfolio manager. The manager's views are subject to change at any time based on market and other conditions.

                       Pilgrim America Prime Rate Trust


STATISTICS AND PERFORMANCE as of February 28, 1997


                     PORTFOLIO CHARACTERISTICS

Net Assets....................................  $1,031,089,339
---------------------------------------------------------------
Assets Invested in Senior Loans...............  $1,278,057,350*
---------------------------------------------------------------
Total Number of Senior Loans..................             124
---------------------------------------------------------------
Average Amount Outstanding per Loan...........  $   10,306,914
---------------------------------------------------------------
Total Number of Industries....................              26
---------------------------------------------------------------
Annual Portfolio Turnover Rate................              82%
---------------------------------------------------------------
Average Loan Amount per Industry..............  $   49,156,052
---------------------------------------------------------------
Weighted Average Days to Interest Rate Reset..         42 days
---------------------------------------------------------------
Average Loan Maturity                                66 months
---------------------------------------------------------------
Average Age of Loans Held in Portfolio               11 months
---------------------------------------------------------------

*Includes loans and other debt received through restructures


    TOP 10 INDUSTRIES AS A
       % OF NET ASSETS


Aerospace Products & Services  12.3%
Media / Broadcast              10.0%
Electronic Equipment            8.7%
Food Stores                     8.4%
Health & Beauty Products        7.8%
Restaurants                     7.1%
Industrial Equipment            6.8%
Food/Tobacco Products & Serv.   6.4%
Diversified Services/
 Entertainment                  6.3%
Diversified Manufacturing       5.5%



       TOP 10 SENIOR
       LOAN HOLDINGS
    AS A % OF NET ASSETS

Ralph's Grocery Co.            4.2%
Favorite Brands International  3.0%
MAFCO Financial Corp.          2.9%
RIC Holdings, Inc.             2.7%
America's Favorite Chicken     2.7%
Silgan Corp.                   2.5%
Boston Chicken, Inc.           2.4%
Community Health Systems       2.4%
Continental Micronesia         2.2%
Allied Waste Industries, Inc.  1.9%

                       Pilgrim America Prime Rate Trust

STATISTICS AND PERFORMANCE as of February 28, 1997



                              DISTRIBUTION RATES

                              SEC 30-Day   SEC 30-Day   Annualized        Annualized
                      Prime    Yield at     Yield at   Distribution      Distribution
Quarter-ended         Rate      NAV a,d      MKT a,d   Rate at NAV b,d   Rate at MKT b,d
----------------------------------------------------------------------------------------
May 31, 1996........  8.25%     8.26%        8.24%        8.45%             8.44%
----------------------------------------------------------------------------------------
August 31, 1996.....  8.25%     8.41%        8.17%        8.56%             8.32%
----------------------------------------------------------------------------------------
November 30, 1996...  8.25%     9.64%        9.72%        8.78%             8.85%
----------------------------------------------------------------------------------------
February 28, 1997...  8.25%     8.44%        7.97%        8.69%             8.22%
----------------------------------------------------------------------------------------

 This table sets forth the Trust's monthly dividend performance which is summarized quarterly.


                         AVERAGE ANNUAL TOTAL RETURNS

                                   NAV               MKT
1 Year..........................   8.06%           15.04%
3 Years.........................   8.52%           12.21%
5 Years.........................   7.81%             N/A
Since Trust InceptionG, I.......   8.52%             N/A
Since Initial Trading on NYSEH..    N/A            11.47%

 Assumes rights were exercised and excludes sales charges and commissions c, d, e, f

                     See performance footnotes on page 15

                       Pilgrim America Prime Rate Trust


PERFORMANCE FOOTNOTES



(A) Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE closing price (in the case of Market) at quarter-end. Yield calculations do not include any commissions or sales charges and are compounded for six months and annualized for a twelve month period to derive the Trust's yield consistent with the SEC standardized yield formula for open-end investment companies.

(B) The distribution rate is calculated by annualizing the dividend declared in the month and dividing the resulting annualized dividend amount by the Trust's net asset value (in the case of NAV) or the NYSE closing price (in the case of Market) at the end of the period.

(C) Calculation of total returns assume a hypothetical initial investment at the net asset value (in the case of NAV) or the NYSE closing price (in the case of Market) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price. The Trust's average annual total returns on an NAV basis with a 3% sales charge and assuming rights were exercised through February 28, 1997, were 7.15% and 8.14% for the five-year and since inception periods, respectively. The average annual total returns based on market price assuming rights were exercised with a brokerage commission are not presented.

(D) As part of the 1996 rights offering (see F), the Investment Manager has voluntarily reduced its management fee for the period from November 1996 through November 1999.

(E) On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

(F) On October 18, 1996, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09. Offering costs of $6,972,203 were charged against the offering proceeds.

(G)  Inception date - May 12, 1988.

(H)  Initial trading on NYSE - March 9, 1992.

(I)  Reflects a partial waiver of fees.

     Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.

                       Pilgrim America Prime Rate Trust


ADDITIONAL NOTES AND INFORMATION



DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Trust offers a Dividend Reinvestment and Cash Purchase Plan ("Plan") which allows shareholders a simple way to reinvest dividends and capital gain distributions, if any, in additional shares of the Trust. The Plan also offers Trust shareholders the ability to purchase additional shares in any amount from $100 to $5,000 on a monthly basis.

For dividend reinvestment purposes, shareholders will acquire shares at the lower of NAV or market price. The tax treatment for dividends and capital gain distributions will be the same whether taken in cash or additional shares through the Plan.

For cash purchase purposes, shares will be acquired at the same time as the monthly dividend reinvestments, however, such shares will always be purchased in the open market at the market price.

There is no charge to participate in the Plan. Plan participants may elect to discontinue participation in the Plan at any time. Participants will share, on a pro-rata basis, in the fees or expenses of any shares acquired in the open market.

Participation in the Plan is not automatic. If you would like to receive more information about the Plan or if you desire to participate in the Plan, please contact your broker or our Shareholder Services Department at (800) 331-1080.

KEY FINANCIAL DATES - Calendar 1997 Dividends:

DECLARATION DATE       EX-DATE      PAYABLE DATE

     January 31      February 6   February 21
     February 28     March 6      March 20
     March 31        April 8      April 22
     April 30        May 8        May 22
     May 30          June 5       June 19
     June 30         July 8       July 22
     July 31         August 7     August 21
     August 29       September 4  September 18
     September 30    October 8    October 23
     October 31      November 6   November 20
     November 28     December 4   December 18
     December 19     December 29  January 13, 1998


     Record date will be two business days after each Ex-Date.
     These dates are subject to change,

                       Pilgrim America Prime Rate Trust

STOCK DATA

The Trust's shares are traded on the New York Stock Exchange (Symbol: PPR). The Trust's name changed to Pilgrim America Prime Rate Trust and its cusip number changed to 720906 10 6 effective April 12, 1996. The Trust's NAV and market price are published weekly under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 1997
--------------------------------------------------------------------------------

                                 SENIOR LOANS*
          (Dollar weighted portfolio interest reset period is 42 days)

    Principal
     Amount                                                                          Loan             Stated
     (000's)                     Industry/Borrower                                   Type            Maturity            Value
     -------                     -----------------                                   ----            --------            -----
                Aerospace Products & Services: 12.3%
     $5,060     Aerostructures Corp. (airframe and component manufacturer)           Term B            9/30/03    $     5,060,000
      1,840     Aerostructures Corp.                                                 Term C            9/30/04          1,840,000
      7,389     Atlas Air (air cargo carrier)                                        Revolver          6/30/98          7,389,230
     14,925     Banner Aerospace(aerospacefasteners)                                 Term B             7/1/03         14,925,000
     10,000     Continental Airlines (airline)                                       Term             12/31/06         10,000,000
     22,922     Continental Micronesia (airline)                                     Axel (A)          7/26/03         22,921,875
      9,000     Erickson Air-Crane Co. (heavy lift helicopters)                      Term B           12/31/04          9,000,000
      8,871     Fiberite,lnc.(plastic composite manufacturer)                        Term B           12/31/01          8,871,429
      3,079     Grimes Aerospace Corp.(aerospace products)                           Revolver         12/31/99          3,078,872
     16,455     Grimes Aerospace Corp.                                               Term             12/31/99         16,454,761
      5,000     Mag Aerospace Industries (aircraft component supplier)               Term B            6/15/03          5,000,000
      7,515     TechneticsCorp.(aircraft engine components)                          Term              6/20/02          7,515,152
     14,500     Tri Star/Odyssey, Inc. (aerospace hardware distributor)              Term              9/30/03         14,500,000
                                                                                                                   --------------
                                                                                                                      126,556,319
                                                                                                                   --------------
                Apparel Products: 2.5%
      1,078   @ Butterick Pattern Co. (sewing aids) (1)                              Term              5/31/96            269,427
      6,895     Humphreys, Inc. (belts and personal leather goods)                   Term B           11/15/03          6,895,000
      7,169     Scovill Fasteners(metal fasteners for apparel products)              Term B            1/24/03          7,168,864
      4,903     Scovill Fasteners                                                    Lease            10/15/02          4,902,882
      6,300     The William Carter Co. (children'sclothing)                          Term B           10/31/03          6,300,000
                                                                                                                   --------------
                                                                                                                       25,536,173
                                                                                                                   --------------
                Communications: 2.7%
      8,000     Executone Business Solutions (telecommunication service)             Term B             7/1/03          8,000,000
      9,786     Shared Technologies, Inc. (communication services)                   Term B            3/31/03          9,785,714
     10,000     Teletouch Communications (rural paging services)                     Term A           11/30/03         10,000,000
                                                                                                                   --------------
                                                                                                                       27,785,714
                                                                                                                   --------------
                Construction Products and Services: 0.6%
      4,000     The Presley Companies (homebuilder)                                  Revolver          5/20/97          4,000,000
      1,803     United Building Materials, Inc. (stone and concrete products)(4)     Term              4/30/96          1,758,145
                                                                                                                   --------------
                                                                                                                        5,758,145
                                                                                                                   --------------
                Container Products: 2.5%
      1,172     Silgan Corp.(metal and plastic containers)                           Term A            3/15/01          1,175,085
     24,373     Silgan Corp.                                                         Term B            3/15/02         24,499,411
                                                                                                                   --------------
                                                                                                                       25,674,496
                                                                                                                   --------------
                Diversified Manufacturing: 5.5%
      5,659     Cambridge Industries, Inc. (automotive plastics)                     Term B            5/17/02          5,659,232
      6,366     Cambridge Industries, Inc.                                           Term C           11/17/03          6,366,375
      2,830     Cambridge Industries, Inc.                                           Term D            5/17/04          2,829,557

                 See Accompanying Notes to Financial Statements

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 1997
--------------------------------------------------------------------------------

    Principal
     Amount                                                                          Loan             Stated
     (000's)                     Industry/Borrower                                   Type            Maturity            Value
     -------                     -----------------                                   ----            --------            -----
                Diversified Manufacturing (continued)
$     9,984     Capital Tool & Design (brake backing plates)                         Term B            7/19/03    $    9,984,375
      7,043     Desa International (specialty equipment manufacturing)               Term A            8/31/01         7,043,147
      7,440     Desa International                                                   Term B            2/28/03         7,439,880
        276   @ KDI Corp.(defense and leisure products)(2)                           Term A           12/31/96            16,791
         13   @ KDI Corp. (2)                                                        Term B           12/31/96            13,187
      2,771     Rayovac Corp. (battery manufacturer)                                 Term B            9/30/03         2,770,833
      2,771     Rayovac Corp.                                                        Term C            9/30/04         2,770,833
        900   @ Rowe International, Inc. (vending, jukebox, currency machines) (1)   Revolver         12/31/96           900,000
      7,375   @ Rowe International, Inc. (1)                                         Term C           12/31/96         4,056,250
      7,157     Worldwide Sports & Recreation Corp. (optics, sports products)        Term B            3/31/01         6,977,665
                                                                                                                  --------------
                                                                                                                      56,828,125
                                                                                                                  --------------

                Diversified Services/Entertainment: 6.3%
      7,123     AMF Group (bowling centers and equipment)                            Axel A (A)         5/1/03         7,193,868
      4,461     AMF Group                                                            Axel B (A)         5/1/04         4,505,886
      6,825     Bankers Systems, Inc. (compliance services to banking industry)      Term B            11/1/02         6,825,000
      6,587     Doubletree Corp. (hotel management)                                  Term B             5/8/04         6,586,550
     29,402     MAFCO Financial Corp. (diversified services and entertainment)       Revolver          6/22/99        29,402,000
     10,570     Sunset Station Hotel and Casino, Inc. (gaming)                       Term              9/30/00        10,570,000
                                                                                                                  --------------
                                                                                                                      65,083,304
                                                                                                                  --------------
                Electronic Equipment: 8.7%
      7,500     Celestica (diversified electronic device manufacturer)               Term B            6/30/03         7,500,000
      4,000     Circo Technologies Group (printed circuit board manufacturer)        Term B            6/30/04         4,030,000
      4,000     Circo Technologies Group                                             Term C            6/30/05         4,030,000
      6,288     Details, Inc. (circuit board manufacturer)                           Term              2/13/01         6,288,136
     12,375     Dictaphone Acquisition,lnc.(dictation and recording equipment)       Term              6/30/02        12,375,000
      4,190     Elgar Electronics(electronic testing equipment)                      Term B            3/31/03         4,189,516
      8,000     HCC industries (electronic connection device manufacturer)           Term B            8/14/03         8,000,000
      8,780     Intesys Technologies, Inc. (contract engineering and manufacturing)  Term B           12/31/01         8,780,488
      9,929     OK Industries (circuit board soldering systems)                      Term             10/31/02         9,928,571
     10,000     Phase Metrics,Inc.(computer testing equipment)                       Term A           11/30/01        10,000,000
     15,000     PSC Incorporated (scanning equipment)                                Term B            6/28/02        15,000,000
                                                                                                                  --------------
                                                                                                                      90,121,711
                                                                                                                  --------------
                Food/Tobacco Products and Services: 6.4%
      2,563     Bumble Bee Seafoods, Inc. (canned seafood)(4)                        Term A            9/15/96         2,562,500
      3,750     Bumble Bee Seafoods, Inc.(4)                                         Term B            9/15/96         3,750,000
      4,455     Edward's Baking Co. (food service bakery)                            Term B            9/30/02         4,455,000
     30,583     Favorite Brands International (confectionary manufacturer)           Term B             8/1/04        30,582,661
      5,405     International Home Foods (food product manufacturer)                 Term B           10/30/04         5,405,405
      4,595     International Home Foods                                             Term C           10/30/05         4,594,595

                 See Accompanying Notes to Financial Statements

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 1997
--------------------------------------------------------------------------------

    Principal
     Amount                                                                          Loan             Stated
     (000's)                     Industry/Borrower                                   Type            Maturity            Value
     -------                     -----------------                                   ----            --------            -----
                Food/Tobacco Products and Services (continued)
     $3,232     Liggett Group, Inc. (tobacco products)                               Revolver          9/15/97    $    3,232,429
      7,120     Van De Kamp's (frozen foods)                                         Term B            4/30/03         7,119,607
      4,455     Van De Kamp's                                                        Term C            9/30/03         4,455,382
                                                                                                                  --------------
                                                                                                                      66,157,579
                                                                                                                  --------------
                Food Stores: 8.4%
      1,028     Pathmark Stores, Inc. (northeastern states supermarkets)             Revolver          7/31/98         1,026,840
      2,181     Pathmark Stores, Inc.                                                Term A            7/31/98         2,178,298
      1,878     Ralph's Grocery Co.(Southern California supermarkets)                Revolver          6/15/02         1,887,756
      1,596     Ralph's Grocery Co.                                                  Term A            6/15/02         1,604,381
      8,428     Ralph's Grocery Co.                                                  Term B            6/15/02         8,469,803
     12,776     Ralph's Grocery Co.                                                  Term C            6/15/03        12,839,229
      9,305     Ralph's GroceryCo.                                                   Term D            2/15/04         9,351,021
      5,387     Ralph's Grocery Co.                                                  Term E            6/15/02         5,413,433
      1,796     Ralph's GroceryCo.                                                   Term F            6/15/03         1,804,478
      1,796     Ralph's GroceryCo.                                                   Term G            2/15/04         1,804,478
     15,000     Schwegmann Giant Supermarket(Louisiana supermarkets)                 Term B            1/31/04        15,000,000
      3,897     Smith's Food & Drug Co. (western states supermarkets)                Term B            8/31/02         3,916,907
      1,120     Smith's Food & Drug Co.                                              Term C            8/31/04         1,125,450
      3,897     Smith's Food & Drug Co.                                              Term D            8/31/04         3,916,907
     16,282     Star Markets Co.,Inc.(Boston area supermarkets)                      Term B           12/31/01        16,281,694
                                                                                                                  --------------
                                                                                                                      86,620,675
                                                                                                                  --------------
                Furniture & Garden Products: 2.0%
     14,032     Lifestyle Furnishings International (furniture)                      Term B            6/20/04        14,031,556
      6,957     Simmons Company (mattress manufacturer)                              Term B            3/31/03         6,956,774
                                                                                                                  --------------
                                                                                                                      20,988,330
                                                                                                                  --------------
                General Merchandise Retailing: 3.3%
     19,400     Liberty House, Inc. (Hawaii department store chain)                  Term B            6/30/02        19,400,000
      6,603     Peebles, Inc. (department store chain)                               Term A            4/30/01         6,602,563
      7,858     Peebles, Inc.                                                        Term B            4/30/02         7,857,850
                                                                                                                  --------------
                                                                                                                      33,860,413
                                                                                                                  --------------
                Healthcare Services: 5.1%
      9,007     Community Health Systems (hospitals)                                 Term B           12/31/03         9,006,849
      9,007     Community Health Systems                                             Term C           12/31/04         9,006,849
      6,781     Community Health Systems                                             Term D           12/31/05         6,780,822
      6,000     Covenant Care, Inc. (long-term healthcare facilities)                Term              6/30/99         6,000,000
      4,559     H.E.C. Investments, Inc. (health club operator)                      Term A           12/31/99         4,558,824
      7,000     H.E.C. Investments, Inc.                                             Term B           12/31/00         7,000,000
      9,975     Mediq/PRN Life Support, Inc. (hospital equipment leasing)            Term              9/28/98         9,975,000
                                                                                                                  --------------
                                                                                                                      52,328,344
                                                                                                                  --------------

                 See Accompanying Notes to Financial Statements

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 1997
--------------------------------------------------------------------------------

    Principal
     Amount                                                                          Loan             Stated
     (000's)                     Industry/Borrower                                   Type            Maturity            Value
     -------                     -----------------                                   ----            --------            -----
                Health & Beauty Products: 7.8%
     $4,255     Dade lnternational(medical testing equipment manufacturer)           Term B           12/31/02    $    4,254,545
      4,255     Dade International                                                   Term C           12/31/03         4,254,545
      4,491     Dade International                                                   Term D           12/31/04         4,490,909
      9,563     Eye Care Centers, Inc. (retail eye care products and services)       Term              9/26/02         9,562,500
      9,000     Hanger Orthopedics Group(orthopedic and prosthetic services)         Term B           12/31/01         9,000,000
     17,250     ICON Health & Fitness Co. (exercise equipment)                       Term B           11/14/01        17,250,000
      4,155     IMED/IVAC Corp.(infusion pumps)                                      Term B           11/30/03         4,154,587
      4,155     IMED/IVAC Corp.                                                      Term C           11/30/04         4,154,587
      3,910     IMED/IVAC Corp.                                                      Term D            5/31/05         3,910,200
     10,000     Medtech Products, Inc. (non-prescription consumer medications)       Term B           10/15/02        10,000,000
      9,923     Revlon, Inc. (cosmetics manufacturer)                                Term             12/31/00         9,923,077
                                                                                                                  --------------
                                                                                                                      80,954,950
                                                                                                                  --------------
                Industrial Chemicals: 1.4%
      9,134     Cedar Chemical Corp. (specialized chemicals)                         Term B           10/30/03         9,134,375
      4,944     Texas Petrochemical Corp. (industrial chemicals)                     Term B            6/30/04         4,944,444
                                                                                                                  --------------
                                                                                                                      14,078,819
                                                                                                                  --------------
                Industrial Equipment: 6.8%
      2,821     Calmar,lnc.(non-aerosol fluid dispensing systems)                    Axel A (A)        9/15/03         2,821,429
      2,116     Calmar, Inc.                                                         Axel B (A)        3/15/04         2,116,071
      8,000     CNB International (metal stamping press manufacturer)                Term             10/18/04         8,000,000
     10,000     Columbus McKinnon (industrial lifts and hoists)                      Term B             3/1/04        10,000,000
      9,891     Graphic Controls Corp. (industrial and medical charts)               Term B            9/28/03         9,890,769
      4,270     Intermetro Industries, Inc. (storage and material transport products)Term B            6/30/03         4,270,109
      3,321     Intermetro Industries, Inc.                                          Term C            6/30/04         3,321,196
      4,935     Jackson Products, Inc. (industrial safety equipment manufacturer)    Term B             9/1/02         4,934,783
      4,938     Jackson Products, Inc.                                               Term C             9/1/03         4,937,500
      1,347     Jackson Products, Inc.                                               Term D             9/1/03         1,346,625
      4,800     Mettler-Toledo (weigh scale manufacturer)                            Term B           12/31/03         4,800,000
      3,600     Mettler-Toledo                                                       Term C           12/31/04         3,600,000
      9,861     Schrader, Inc. (fluid/air control valve manufacturer)                Term B           11/30/02         9,861,030
                                                                                                                  --------------
                                                                                                                      69,899,512
                                                                                                                  --------------
                Industrial Services: 3.7%
      4,000     Allied Waste Industries, Inc. (waste management)                     Axel A (A)        6/23/03         4,000,000
      8,000     Allied Waste Industries, Inc.                                        Axel B (A)        6/23/04         8,000,000
      8,000     Allied Waste Industries, Inc.                                        Axel C (A)        6/23/05         8,000,000
      9,250     Clean Harbors (environmental services)                               Term               5/8/00         9,250,000
      9,000     Coinmach Corp. (commercial laundry operator)                         Term B             6/8/04         9,000,000
                                                                                                                  --------------
                                                                                                                      38,250,000
                                                                                                                  --------------

                 See Accompanying Notes to Financial Statements

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 1997
--------------------------------------------------------------------------------

    Principal
     Amount                                                                          Loan             Stated
     (000's)                     Industry/Borrower                                   Type            Maturity            Value
     -------                     -----------------                                   ----            --------            -----
                Media/Broadcast: 10.0%
     $4,436     Benedek Broadcasting Television Corp.(broadcasting)                  Axel A (A)        12/5/02        $4,435,714
      4,461     Benedek Broadcasting Television Corp.                                Axel B (A)        12/5/02         4,461,207
        933     Classic Cable(rural cable system operator)                           Revolver          6/30/03           885,912
      5,238     Classic Cable                                                        Term B            6/30/05         4,975,765
     10,000     Eller Media Company (outdoor advertising)                            Term B           12/31/04        10,000,000
      7,500     Entravision (Spanish broadcast television)                           Term B           12/31/04         7,500,000
     10,000     FrontierVision (cable television)                                    Term B            6/30/05        10,000,000
     10,000     Intermedia Partners IV(cable television)                             Term               1/1/05        10,000,000
     15,000     Jacor Communications (radio broadcasting)                            Term B            6/15/04        15,000,000
      9,975     Metro-Goldwyn-Mayer, Inc. (film library)                             Term B           10/10/03         9,975,000
     11,688     Outdoor Systems, Inc. (outdoor advertising)                          Term A           12/31/02        11,687,500
      3,896     Outdoor Systems, Inc.                                                Term B           12/31/03         3,895,833
      9,867     Phoenix Associates, Inc. (cable television)                          Term B           12/31/99         9,866,667
                                                                                                                  --------------
                                                                                                                     102,683,598
                                                                                                                  --------------
                Metal Products: 3.7%
      6,000     Cable Systems International (cable wire manufacturer)                Term B            10/4/02         6,000,000
      9,875     GS Technologies (metal products)                                     Term              9/30/02         9,875,000
      9,444     Hayes Wheels International (automotive wheels)                       Term B            7/31/03         9,444,444
      7,556     Hayes Wheels International                                           Term C            7/31/04         7,555,556
        411     National Refractories, Inc. (kiln lining materials)                  Term B            9/30/99           411,279
      5,000     National Refractories, Inc.                                          Term C            9/30/99         5,000,000
                                                                                                                  --------------
                                                                                                                      38,286,279
                                                                                                                  --------------
                Miscellaneous Companies: 2.4%
      2,500     Blackstone Capital (financial holding company)                       Term              5/31/99         2,500,000
     12,954     Outsourcing Solutions (accounts receivable management)               Term B            11/6/03        12,954,225
      7,080     Staff Capital, L.P. (employee leasing)                               Term              12/8/99         7,080,000
      2,500     Wasserstein (financial holding company)                              Term              5/31/99         2,500,000
                                                                                                                  --------------
                                                                                                                      25,034,225
                                                                                                                  --------------
                Paper Products: 2.7%
      2,414     RIC Holdings, Inc.(packaging and paper products)                     Term A            2/28/03         2,413,884
     17,857     RIC Holdings, Inc.                                                   Term B            2/27/04        17,857,143
      7,143     RIC Holdings, Inc.                                                   Term C            8/31/04         7,142,857
                                                                                                                  --------------
                                                                                                                      27,413,884
                                                                                                                  --------------
                Publishing and Information Services: 2.2%
      6,100     Anacomp, Inc. (document storaging and imaging)                       Term              2/28/01         6,100,000
      7,435     NBC Acquisition (wholesale and retail textbooks)                     Term              8/31/03         7,435,000
      5,000   @ Softworld Sevices (software fulfillment services)                    Term A            6/30/00         4,500,000
      5,000   @ Softworld Services                                                   Term B            6/30/01         4,500,000
                                                                                                                  --------------
                                                                                                                      22,535,000
                                                                                                                  --------------

                 See Accompanying Notes to Financial Statements

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 1997
--------------------------------------------------------------------------------

    Principal
     Amount                                                                          Loan             Stated
     (000's)                     Industry/Borrower                                   Type            Maturity            Value
     -------                     -----------------                                   ----            --------            -----
                Restaurants: 7.1 %
    $27,365     America's Favorite Chicken Co. (food service franchisor)             Term A           10/31/01    $   27,364,661
     25,000     Boston Chicken,lnc.(quick service restaurant chain)                  Lease/           12/12/01        25,000,000
                                                                                     Term C
      8,338     Denamerica Corp. (quick service restaurant franchisee)               Term             12/31/01         8,337,657
      2,599     Long John Silvers, Inc. (quick service seafood restaurant chain)     Term B            9/30/02         2,598,599
      5,000     Papa Gino's, Inc. (quick service restaurants)                        Term A            2/19/02         5,000,000
      5,000     Papa Gino's, Inc.                                                    Term B            9/30/02         5,000,000
                                                                                                                  --------------
                                                                                                                      73,300,917
                                                                                                                  --------------
                Specialty Retailing: 3.5%
        340     American Blind & Wallpaper (home furnishings retailer)               Term               3/7/97           340,409
     11,000     CSK Auto, Inc.(auto part retailer)                                   Term             10/31/03        11,000,000
      7,093   @ Color Tile, Inc. (home improvement retailer) (3)                     Term C           12/31/98         5,107,200
      8,035   @ Color Tile, Inc. (3)                                                 Term D           12/31/98         5,785,117
      2,972     Color Tile, Inc. (D.l.P.) (3)                                        Revolver         12/30/97         2,972,433
      2,484     M & H Drugs, Inc. (Midwestern retail drugstores)(4)                  Term             12/31/96         2,422,080
      8 780     Murray's Discount Auto Parts (auto parts retailer)                   Term              9/30/01         8,780,400
                                                                                                                  --------------
                                                                                                                      36,407,639
                                                                                                                  --------------
                Textile & Leather Products: 1.9%
     10,000     Glenoit Mills, Inc.(specialty and decorative fabrics)                Term              3/31/00        10,000,000
      5,815     Targus Group, Int'l.(computer luggage manufacturer)                  Term A            1/18/02         5,814,912
      4,121     Targus Group, Int'l.                                                 Term B            1/18/03         4,121,394
                                                                                                                  --------------
                                                                                                                      19,936,306
                                                                                                                  --------------
                Transportation Services: 4.5%
      4,779     Cruise Ship L.L.C. (cruise ship operator)                            Sr. Note           7/1/01         4,778,947
      7,500     International Logistics(logistics/freight forwarding)                Term B           12/31/03         7,500,000
     16,057     RCTR Holdings, Inc.(truck rental)                                    Term A           10/16/01        16,057,143
      4,000     Safelite Glass Corp. (automobile windshield replacement)             Term B           12/20/04         4,000,000
      3,839     Sky Chef's International, Inc. (airline food service)                Term A            9/15/00         3,838,742
      8,715     Sky Chef's International, Inc.                                       Term B            9/15/01         8,736,532
      1,063     Sky Chef's International, Inc.                                       Term C            9/15/03         1,065,529
                                                                                                                  --------------
                                                                                                                      45,976,893
                                                                                                                  --------------
                Total Senior Loans- 124.0%                                                                         1,278,057,350
                (Cost $1,287,041,991)                                                                             --------------

                 See Accompanying Notes to Financial Statements

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 1997
--------------------------------------------------------------------------------

                              OTHER CORPORATE DEBT
    Principal
     Amount                                                                          Loan             Stated
     (000's)                     Industry/Borrower                                   Type            Maturity            Value
     -------                     -----------------                                   ----            --------            -----
                Diversified Manufacturing: 0.6%
     $6,000     Capital Tool & Design (brake backing plates)                         Sub. Note         7/26/03        $6,000,000
                                                                                                                  --------------
                Total Other Corporate Debt - 0.6%                                                                      6,000,000
                (Cost $6,000,000)                                                                                 --------------

                        COMMON STOCK AND PREFERRED STOCK
     Shares
     ------
                Diversified Manufacturing: 0.0%
      2,633   @ KDI Corp.--common (defense and leisure products) (2)                                                          --
                                                                                                                  --------------
                Restaurants: 0.6%
    413,980   @ America's Favorite Chicken Co.--common
                  (quick service restaurant chain) (R)                                                                 3,645,645
     24,848     America's Favorite Chicken Co.--preferred (R)                                                          2,484,800
     17,664   @ Flagstar, Inc.--common (family restaurants,
                  institutional food service companies)                                                                   17,664
                                                                                                                  --------------
                                                                                                                       6,148,109
                                                                                                                  --------------

                Textiles: 0.2%
     12,764   @ Dan River (Braelan) Corp.--common (diversified textiles) (R)                                           2,288,045
                                                                                                                  --------------
                Total Common Stock and Preferred Stock - 0.8%                                                          8,436,154
                (Cost $ 4,268,877)                                                                                --------------

                  STOCK PURCHASE WARRANTS AND OTHER SECURITIES

          1   @ Autotote Systems, Inc., Warrant representing 48,930 common shares
                  (designer and manufacturer of wagering equipment), Expires 10/30/03 (R)                                 34,789
          1   @ Autotote Systems, Inc., Option representing 0.248% common shares issued
                  and outstanding (R)                                                                                         --
     80,634   @ Capital Tool & Design, Warrants representing 80,634 common shares (brake
                  backing plates) (R)                                                                                    143,529
     19,000   @ Covenant Care, Inc., Warrants representing 19,000 common shares (long-term
                  healthcare facilities) (R)                                                                             285,000
          1   @ Cruise Ship, L.L.C., Warrant representing 4,105 voting shares (cruise ship operator) (R)                      --
          1   @ Cruise Ship, L.L.C., Warrant representing 4,666 non-voting shares (R)                                         --
     26,606   @ KDI Corp. Units of Trust (defense and leisure products) (R)(2)                                                --
          1   @ Medtech Products, Warrants (R)                                                                                --
          1   @ Staff Capital, L.P., Common Limited Partnership Unit (employee leasing) (R)                              614,789
          1   @ Staff Capital, L.P., Preferred Limited Partnership Unit (R)                                               61,000
                                                                                                                  --------------
                Total Stock Purchase Warrants and Other Securities - 0.1 %                                             1,139,107
                (Cost $61,100)                                                                                    --------------
                Total Investments (Cost $1,297,371,968) (5)                                              125.5%   $1,293,632,611
                Liabilities in Excess of Cash and Other Assets-Net                                       (25.5)     (262,543,272)
                                                                                                        ------    --------------
                Net Assets (6)                                                                           100.0%   $1,031,089,339
                                                                                                        ======    ==============

                See Accompanying Notes to Financial Statements.

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 1997
--------------------------------------------------------------------------------

---------------
@    Non-income producing security

(A)  Axel  describes  an  amortizing   extended  term  loan  with  limited  call
     protection.

(R)  Restricted security

* Senior loans, while exempt from registration under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, LIBOR, the certificate of deposit rate, or in some cases another base lending rate.

(1) The borrower is restructuring and interest is being recognized as cash payments are received.

(2) The borrower filed for protection under Chapter 7 of the U.S. Federal bankruptcy code and is in the process of developing a plan of liquidation.

(3) The borrower filed for protection under Chapter 11 of the U.S. Federal bankruptcy code and is in the process of developing a plan ofreorganization

(4) The borrower has entered into a forebearance agreement pending sale of the company or refinance of this debt.

(5)  For Federal income tax purposes,  which is the same for financial reporting
     purposes,   cost  of  investments  is  $1,297,371,968  and  net  unrealized depreciation consists of the following:

              Gross Unrealized Appreciation                         $ 6,837,265
              Gross Unrealized Depreciation                         (10,576,622)
                                                                    -----------
                   Net Unrealized Depreciation                      $(3,739,357)
                                                                    ===========

(6) The Investment Manager informed the Board in April, 1996, that initially and for the foreseeable future, the Trust will borrow no more than 25% of the Trust's total net assets plus borrowings. If the Trust had borrowed at this level on February 28, 1997, its total borrowings would have been approximately $343,696,445.

                See Accompanying Notes to Financial Statements.

                        Pilgrim America Prime Rate Trust


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES as of February 28, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments in securities at value (Cost $1,297,371,968)          $ 1,293,632,611
Receivables:
  Dividends and interest                                               11,745,106
  Other                                                                   223,424
Prepaid arrangement fees on notes payable                                 701,571
Prepaid expenses                                                           45,418
                                                                  ---------------
     Total assets                                                   1,306,348,130
                                                                  ---------------
LIABILITIES:
Notes payable                                                         267,000,000
Deferred arrangement fees on senior loans                               6,075,520
Accrued interest payable                                                1,057,501
Overdraft payable to custodian                                            340,786
Accrued expenses                                                          784,984
                                                                  ---------------
     Total liabilities                                                275,258,791
                                                                  ---------------
NET ASSETS (equivalent to $9.45 per share, based on 109,139,829 shares of beneficial interest authorized and outstanding, no
  par value)                                                      $ 1,031,089,339
                                                                  ===============
 Net Assets Consist of:
   Paid-in capital                                                $ 1,035,845,458
   Undistributed net investment income                                 10,417,526
   Accumulated net realized loss on investments                       (11,434,288)
   Net unrealized depreciation of investments                          (3,739,357)
                                                                  ---------------
    Net assets                                                    $ 1,031,089,339
                                                                  ===============



                 See Accompanying Notes to Financial Statements.

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS for the Year Ended February 28, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest                                                    $ 89,942,687
Arrangement fees earned                                        6,840,086
Other                                                          2,162,193
Dividends                                                         36,443
                                                            ------------
  Total investment income                                     98,981,409
                                                            ------------
EXPENSES:
Investment management fees                                     8,268,263
Interest                                                       7,841,126
Administration fees                                            1,441,271
Transfer agent and registrar fees                                581,531
Revolving credit facility fees                                   470,471
Recordkeeping and pricing fees                                   402,563
Reports to shareholders                                          358,462
Professional fees                                                201,792
Custodian fees                                                   172,248
Miscellaneous expense                                            130,443
Insurance expense                                                114,507
Trustees' fees                                                    76,246
                                                            ------------
Total expenses                                                20,058,923
  Less: Earnings credits                                         (25,424)
                                                            ------------
Net expenses                                                  20,033,499
                                                            ------------
Net investment income                                         78,947,910
                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Net realized loss on investments                              (3,523,769)
Change in unrealized appreciation of investments                 974,085
                                                            ------------
  Net loss on investments                                     (2,549,684)
                                                            ------------
     Net increase in net assets resulting from operations   $ 76,398,226
                                                            ============


                 See Accompanying Notes to Financial Statements.

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          Year Ended        Year Ended
                                                         February 28,      February 29,
                                                             1997              1996
                                                        ---------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                   $    78,947,910    $  79,824,660
Net realized loss on investments                             (3,523,769)      (3,827,587)
Change in unrealized appreciation
 (depreciation) of investments                                  974,085       (3,260,231)
                                                        ---------------    -------------
 Net increase in net assets resulting from operations        76,398,226       72,736,842

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income                    (77,640,968)     (76,983,896)

CAPITAL SHARE TRANSACTIONS:
Issuance from dividend reinvestment                          11,628,959               --
Net increase in net assets derived from the sale
of shares in connection with rights offering                157,765,531          101,482
                                                        ---------------    -------------
 Net increase in capital share transactions                 169,394,490          101,482

 Total increase (decrease) in net assets                    168,151,748       (4,145,572)

NET ASSETS:
Beginning of period                                         862,937,591      867,083,163
                                                        ---------------    -------------
End of period (including undistributed net investment
  income of $10,417,526 and $9,110,584, respectively)   $ 1,031,089,339    $ 862,937,591
                                                        ===============    =============
SUMMARY OF CAPITAL SHARE TRANSACTIONS:
Shares issued in payment of distributions from net
  investment income                                           1,011,738             --
Shares sold in connection with Rights Offering               18,122,963             --
                                                        ---------------    -------------
  Net increase in shares outstanding                         19,134,701             --
                                                        ===============    =============

                 See Accompanying Notes to Financial Statements.

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS for the Year Ended February 28, 1997
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
Cash Flows From Operating Activities:
  Interest received                                               $    87,133,422
  Dividends received                                                       36,443
  Facility fees received                                                7,834,766
  Commitment fees received                                                199,251
  Other income received                                                 1,739,518
  Interest paid                                                        (6,783,625)
  Other operating expenses paid                                       (13,508,640)
  Net proceeds of short-term investments                               37,866,000
  Purchases of portfolio securities                                (1,327,884,353)
  Proceeds from disposition of portfolio securities                   848,787,456
                                                                  ---------------
    Net cash used for operating activities                           (364,579,762)
                                                                  ---------------
Cash Flows From Financing Activities:
  Dividends paid                                                      (66,012,009)
  Proceeds from rights offering                                       157,765,531
  Overdraft financing                                                     340,786
  Loan advance                                                        267,000,000
                                                                  ---------------
    Net cash provided by financing activities                         359,094,308
                                                                  ---------------
  Net decrease in cash                                                 (5,485,454)
  Cash at beginning of year                                             5,485,454
                                                                  ---------------
  Cash at end of year                                             $          --
                                                                  ===============
Reconciliation Of Net Increase In Net Assets Resulting From
  Operations To Net Cash Provided By Operating Activities:
  Net increase in net assets resulting from operations                 76,398,226
                                                                  ---------------
  Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
    Increase in investments in securities                            (438,681,213)
    Increase in dividends and interest receivable                      (2,708,709)
    Increase in other assets                                             (223,424)
    Increase in prepaid arrangement fees on notes payable                (701,571)
    Decrease in prepaid expenses                                           46,117
    Increase in deferred arrangement fees on senior loans                 994,680
    Increase in accrued interest payable                                  956,945
    Decrease in accrued expenses                                         (660,813)
                                                                  ---------------
    Total adjustments                                                (440,977,988)
                                                                  ---------------
      Net cash used for operating activities                      $  (364,579,762)
                                                                  ===============


                See Accompanying Notes to Financial Statements.

                        Pilgrim America Prime Rate Trust


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Years Ended February 28 or February 29,
                                             ------------------------------------------------------------------------
                                                  1997(7)              1996(6)           1995               1994
                                              --------------        --------------  --------------     --------------
Per Share Operating Performance
Net asset value, beginning of period          $         9.61        $         9.66  $        10.02     $        10.05
Net investment income                                   0.82                  0.89            0.74               0.60
Net realized and unrealized gain (loss)
  on investments                                       (0.02)                (0.08)           0.07              (0.05)
                                              --------------        --------------  --------------     --------------
Increase in net asset value from investment
operations                                              0.80                  0.81            0.81               0.55
Distributions from net investment income               (0.82)                (0.86)          (0.73)             (0.60)
Reduction in net asset value from rights
  offering                                             (0.14)                 --             (0.44)               --
Increase in net asset value from repurchase
  of capital stock                                      --                    --              --                 0.02
                                              --------------        --------------  --------------     --------------
Net asset value, end of period                $         9.45        $         9.61  $         9.66     $        10.02
                                              ==============        ==============  ==============     ==============
Closing market price at end of period         $        10.00        $         9.50  $         8.75     $         9.25
Total Return
Total investment return at closing
  market price(3)                                      15.04%(5)             19.19%           3.27%(5)           8.06
Total investment return at closing
  net asses value(4)                                    8.06%(5)              9.21%           5.24%(5)           6.28
Ratios/Supplemental Data
Net assets, end of period (000's)             $    1,031,089        $      862,938  $      867,083     $      719,979
Average borrowings (000's)                    $      131.773        $           --  $           --     $           --
Ratios to average net assets:
  Expenses (before interest and other fees
    related to revolving credit facility)               1.13%                  --              --                 --
  Expenses                                              1.92%                 1.23%           1.30%              1.31%
  Net investment income                                 7.59%                 9.23%           7.59%              6.04%
Portfolio turnover rate                                   82%                   88%            108%                87%
Shares outstanding at end of period (000's)          109,140                89,794          89,794             71,835

----------
*    Commencement of operations.

(1)  Annualized.

(2) Prior to the waiver of expenses, the ratios of expenses to average net assets were 1.95%(annualized), 1.48% and 1.44% for the period from May 12,1988 to February 28,1989, and for the fiscal years ended February 28,1990 and February 29,1992, respectively, and the ratios of net investment income to average net assets were 8.91 %(annualized), 10.30% and 7.60% for the period from May 12,1988 to February 28,1989, and for the fiscal years ended February 28, 1990 and February 29,1992, respectively.

(3) Total investment return measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. On March 9,1992, the shares of the Trust were initially listed for trading on the New York Stock Exchange. Accordingly, the total investment return for the year ended February 28,1993, covers only the period from March 9,1992, to February 28,1993. Total investment return for periods prior to the year ended February 28, 1993, are not presented since market values for the Trust's shares were not available. Total returns for less than one year are not annualized.


                See Accompanying Notes to Financial Statements.

                        Pilgrim America Prime Rate Trust


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Continued)
--------------------------------------------------------------------------------


                        Years Ended February 28 or February 29,
-------------------------------------------------------------------------------------
    1993             1992               1991            1990              1989
-------------   -------------      -------------   -------------      -------------
$        9.96   $        9.97      $       10.00   $       10.00      $       10.00
         0.60            0.76               0.98            1.06               0.72
         0.01           (0.02)             (0.05)           --                 --
-------------   -------------      -------------   ---------------      -------------
         0.61            0.74               0.93            1.06               0.72
        (0.57)          (0.75)             (0.96)          (1.06)             (0.72)
          --              --                --              --                 --
         0.05             --                --              --                 --
-------------   -------------      -------------   -------------      -------------
$       10.05   $        9.96      $        9.97   $       10.00      $       10.00
=============   =============      =============   =============      =============
$        9.13             --                --              --                 --
        10.89%            --                --              --                 --
         7.29%           7.71%              9.74%          11.13%              7.35%
$     738,810   $     874,104      $   1,158,224   $   1,036,470      $     252,998
$         --    $         --       $         --    $         --       $         --
          --              --                 --              --                 --
         1.42%           1.42%(2)           1.38%           1.46%(2)           1.18%(1)(2)
         5.88%           7.62%(2)           9.71%          10.32%(2)           9.68%(1)(2)
           81%             53%                55%            100%                49%(1)
       73,544          87,782            116,022         103,660             25,294


(4) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan. This calculation differs from total investment return because it excludes the effects of changes in the market values of the Trust's shares. Total returns for less than one year are not annualized.

(5) Calculation of total return excludes the effects of the per share dilution resulting from the rights offering as the total account value of a fully subscribed shareholder was minimally impacted.

(6) Pilgrim America Investments, Inc., the Trust's investment manager, acquired certain assets of Pilgrim Management Corporation, the Trust's former investment manager, in a transaction that closed on April 7,1995.

(7) The Manager has agreed to reduce its fee for a period of three years from the Expiration Date of the November 12,1996 Rights Offering to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.


                See Accompanying Notes to Financial Statements.

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of February 28, 1997
--------------------------------------------------------------------------------

NOTE 1- SIGNIFICANT ACCOUNTING POLICIES

Pilgrim America Prime Rate Trust (the " Trust", formerly Pilgrim Prime Rate Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end, management investment company. The Trust invests in senior loans which are exempt from registration under the Securities Act of 1933 (the "'33 Act") but contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit rate, or in some cases another base lending rate. The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Senior loans are valued at fair value in the absence of readily ascertainable market values. Fair value is determined by Pilgrim America Investments, Inc. (the "Manager") under procedures established and monitored by the Trust's Board of Trustees. In valuing a loan, the Manager will consider, among other factors: (i) the creditworthiness of the corporate issuer and any interpositioned bank; (ii) the current interest rate, period until next interest rate reset and maturity date of the senior corporate loan; (iii) recent market prices for similar loans, if any; and
     (iv) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions. The Manager may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the loans held by the Trust have or could have occurred. However, because the secondary market in senior loans has not yet fully developed, the Manager will not rely solely on such prices or quotations. Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Securities other than senior loans for which reliable quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, or under-procedures established by, the Board of Trustees of the Trust. Investments in securities maturing in less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.


B. Federal Income Taxes. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Trust. The differences between the income or gains distributed on a book versus tax basis, if any, are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets.

                        Pilgrim America Prime Rate Trust


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of February 28, 1997
--------------------------------------------------------------------------------

At February 28,1997, the Trust had a capital loss carryforward for federal income tax purposes of approximately $7,196,156 which is scheduled to expire through February 28, 2005.

The Board of Trustees intends to offset net capital gains with each capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distributions shall be made until the capital loss carryforward has been fully utilized or expires.

C. Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis at the then current loan rate, and dividend income is recorded on the ex-dividend date. The accrual of interest on loans is discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. Upon such discontinuance, all unpaid accrued interest is reversed. Cash collections on nonaccrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. Arrangement fees, which represent non-refundable fees associated with the acquisition of loans, are deferred and recognized ratably over the shorter of 2.5 years or the actual term of the loan.

D. Distributions to Shareholders. The Trust records distributions to its shareholders on the ex-date. Distributions from income are declared by the Trust on a monthly basis. Distributions from capital gains, if any, are declared on at least an annual basis. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital.

E. Dividend Reinvestments. Pursuant to the Automatic Dividend Reinvestment Plan, Investors Fiduciary Trust Co., the Plan Agent, may purchase, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares will be purchased only when the closing sale or bid price plus commission is less than the net asset value per share of the stock. If the market price plus commissions is equal to or exceeds the net asset value, new shares valued at the net asset value most recently calculated will be issued.

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of February 28 1997
--------------------------------------------------------------------------------

F. Use of Estimates. Management of the Trust has made certain estimates and assumptions relating to the reporting of assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

NOTE 2 - INVESTMENTS

For the year ended February 28, 1997, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $1,327,884,353 and $848,787,456, respectively. At February 28, 1997, the
Trust held senior loans valued at $1,278,057,350 representing 98.8% of its total investments. The market value of these securities can only be established by negotiation between parties in a sales transaction. Due to the uncertainty inherent in the valuation process, the fair values as determined may materially differ from the market values that would have been used had a ready market for these securities existed.

The senior loans acquired by the Trust may take the form of a direct co-lending relationship with the corporate issuer, an assignment of a co-lender's interest in a loan, or a participation interest in a co-lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDlC insured, enters into bankruptcy, the Trust may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Additionally, certain situations may arise where the Trust acquires a participation in a co-lender's interest in a loan and the Trust does not have privity with or direct recourse against the corporate issuer. Accordingly, the Trust may incur additional credit risk as a participant because it must assume the risk of insolvency or bankruptcy of the co-lender from which the participation was acquired. Common and preferred stocks, and stock purchase warrants held in the portfolio were acquired in conjunction with senior loans held by the Trust. Certain of these stocks and warrants are restricted and may not be publicly sold without registration under the '33 Act, or without an exemption under the '33 Act. In some cases, these restrictions expire after a designated period of time after issuance of the stock or warrant. These restricted securities are valued at fair value as determined by the Board of Trustees by considering quality, dividend rate, and marketability of the securities compared to similar issues. In order to assist in the determination of fair value, the Trust will obtain quotes from dealers who periodically trade in such securities where such quotes are available. Dates of acquisition and cost or assigned basis of restricted securities are as follows:


                                               Date of                Cost or
                                             Acquisition         Assigned Basis
                                             -----------         --------------
America's Favorite Chicken Co.-Common         11/05/92              $        1
America's Favorite Chicken Co.-Preferred      11/05/92               2,484,761
Autotote Systems, Inc.-Option                 11/11/92                      --
Autotote Systems, Inc.-Warrant                11/11/92                      --
Capital Tool & Design-Warrants                07/26/96                      --
Covenant Care, Inc.-Warrants                  12/22/95                      --
Cruise Ship, LLC-Warrant, Voting Share        09/13/95                      --

Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of February 28, 1997
--------------------------------------------------------------------------------

                                                         Date of     Cost or
(Continued)                                           Acquisition Assigned Basis
                                                       ----------    ----------
Cruise Ship, LLC-Warrant, Non-Voting Share              09/13/95            --
Dan River (Braelen) Corp.-Common                        09/15/91     1,529,753
KDI Corp. Units of Trust                                09/19/95            --
Medtech Products, Warrants                              11/19/96            --
Staff Capital, L.P., Unit Common Limited Partnership    09/01/95           100
Staff Capital, L.P., Unit Preferred Limited Partnership 09/01/95        61,000
                                                                     ---------
Total restricted securities excluding senior loans (market value of
 $9,557,597 was 0.93% of net assets at February 28, 1997)          $ 4,075,615
                                                                   ===========



NOTE 3 -MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

The Trust has entered into an Investment Management Agreement with Pilgrim America Investments, Inc. (the "Manager") a wholly-owned subsidiary of Pilgrim America Group, Inc. ("PAG"), to provide advisory and management services. The Investment Management Agreement compensates the Manager with a fee, computed daily and payable monthly, at an annual rate of 0.85% of the Trust's average daily net assets plus borrowings up to $700 million; 0.75% of the average daily net assets plus borrowings of $700 to $800 million; and 0.65% of the average daily net assets plus borrowings in excess of $800 million.

The Manager has agreed to reduce its fee for a period of three years from the Expiration Date of the November 12, 1996 Rights Offering (See Note 5) to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.

The Trust has also entered into an Administration Agreement with PAG to provide administrative services and also to furnish facilities. The Administration Agreement compensates the Administrator with a fee, computed daily and payable monthly, at an annual rate of 0.15% of the Trust's average daily net assets plus borrowings up to $800 million; and 0.10% of the average daily net assets plus borrowings in excess of $800 million.

NOTE 4 - COMMITMENTS

The Trust has entered into both a 364 day and a four year revolving credit agreement to borrow up to $400 million from a syndicate of major banks maturing May 2, 2000. Borrowing rates under these agreements are based on a fixed spread over LIBOR or the federal funds rate. The Trust also pays an unused arrangement fee for any unborrowed amount amortized over 364 days and four years, respectively. The amount of borrowings outstanding at February 28, 1997, was $267.0 million at a weighted average interest rate of 5.83%, which represented 20.6% of net assets plus borrowings.

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of February 28, 1997
--------------------------------------------------------------------------------

Average borrowings for the year ended February 28, 1997, were $131,772,603 and the average interest rate was 5.95%.

As of February 28, 1997, the Trust had unfunded loan commitments pursuant to the terms of the following loan participation agreements:

Atlas Air             $ 7,610,770      MAFCO Financial Corp.     $20,598,000
Classic Cable              37,321      Pathmark                    3,346,875
Color Tile, Inc.        1,395,830      The Presley Companies       2,000,000
Edward's Baking Co.     1,011,250      Ralph's Grocery Co.         3,722,263
Grimes Aerospace Co     2,371,704      Rowe International, Inc.      100,000
Liggett Group, Inc.       767,571      Titanium Metals, Inc.       5,000,000
                                                                 -----------
                                                                 $47,961,584
                                                                 -----------

NOTE 5 - RIGHTS OFFERINGS

On October 18,1996, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09. Offering costs of $6,972,203 were charged against the offering proceeds.

On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

NOTE 6 - CUSTODIAL AGREEMENT

Investors Fiduciary Trust Company ("IFTC") serves as the Trust's custodian and recordkeeper. Custody fees paid to IFTC are reduced by earnings credits based on the cash balances held by IFTC for the Trust. For the year ended February 28, 1997, the Trust received earnings credits of $25,424.

NOTE 7- SUBSEQUENT EVENT

Subsequent to February 28, 1997, the Trust declared a dividend from net investment income of $0.0630 payable on March 20, 1997 to shareholders of record on March 10, 1997.

                        Pilgrim America Prime Rate Trust


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of February 28, 1997
--------------------------------------------------------------------------------

            Management's Additional Operating Information (Unaudited)
            --------------------------------------------------------

APPROVAL OF CHANGES IN INVESTMENT POLICIES

At the Annual Meeting of Trust Shareholders, held August 30,1994, shareholders approved changes in the Trust's fundamental investment policies which make available certain additional investment opportunities to the Trust, including the purchase (i) of U.S. dollar denominated senior corporate loans made to companies headquartered in Canada or U.S. Territories or Possessions; (ii) subject to certain limitations, loans in excess of 10% of an issue of senior bank debt of a corporate borrower; and (iii) with up to 5% of the Trust's assets, loans in tranches of senior collateralized corporate loans that are subordinated in some manner as to the payment of interest and/or principal. At a special meeting held May 2, 1996, Trust Shareholders approved an amendment to the Trust's fundamental investment policies to expand its ability to engage in borrowing transactions up to 33.33% of net assets including borrowings, primarily to acquire additional income producing investments.

The Trust's Manager believes that these changes in the Trust's investment policies will increase the number of loan offerings which the Trust may consider acquiring. Furthermore, the Manager also believes that these changes are fully consistent with the Trust's overall investment philosophy of purchasing senior collateralized corporate loans.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the Investment Company Act of 1940, and Rule 23c-1 under the Investment Company Act of 1940, the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Trust offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") which enables investors to conveniently add to their holdings at reduced costs. Should you desire further information concerning this Plan, please contact the Shareholder Servicing Agent at (800) 331-1080.

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
Pilgrim America Prime Rate Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Pilgrim America Prime Rate Trust (the "Trust") as of February 28, 1997, and the related statements of operations and cash flows for the year then ended, and the changes in net assets and financial highlights for each of the years in the two-year period ended February 28, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods ending prior to March 1, 1995, the financial highlights were audited by other auditors whose report thereon dated March 16, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included verification of securities owned as of February 28, 1997, by examination and other procedures we considered necessary. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1997 and 1996 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pilgrim America Prime Rate Trust as of February 28, 1997, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets and its financial highlights for each of the years in the two-year period ended February 28, 1997, in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK LLP

Los Angeles, California
April 18,1997

                        Pilgrim America Prime Rate Trust

--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The Trust is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise within 60 days of the Trust's fiscal year end (February 28, 1997) as to the federal tax status of distributions received by the Trust's shareholders. Accordingly, the Trust is hereby advising you that the following dividends were paid during the fiscal year ended February 28, 1997:

                      Per Share
Type of Dividend       Amount          Ex-Dividend Date      Payable Date
----------------      -------          ----------------      ------------

Ordinary Income       $0.0645               03/07/96           03/21/96
                      $0.0678               04/03/96           04/18/96
                      $0.0650               05/08/96           05/22/96
                      $0.0690               06/06/96           06/20/96
                      $0.0663               07/03/96           07/18/96
                      $0.0695               08/08/96           08/22/96
                      $0.0698               09/06/96           09/19/96
                      $0.0685               10/08/96           10/23/96
                      $0.0698               11/07/96           11/22/96
                      $0.0685               12/05/96           12/19/96
                      $0.0698               12/27/96           01/13/97
                      $0.0698               02/06/97           02/21/97
                     --------
Total                 $0.8183
                     --------


Corporate shareholders are generally entitled to take the dividend received deduction on the portion of the Trust's dividend distributions that qualify under tax law. The percentage of the Trust's fiscal year 1997 net investment income dividends that qualify for the corporate dividends received deductions is 100%.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust. In January 1997, you should have received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by you in calendar year 1996.

                       Pilgrim America Prime Rate Trust

FUND ADVISORS AND AGENTS



INVESTMENT MANAGER                      INSTITUTIONAL INVESTORS AND ANALYSTS
Pilgrim America Investments, Inc        Call Pilgrim America Prime Rate Trust
Two Renaissance Square                  1-800-336-3436, Extension 8256
40 North Central Avenue
Suite 1200
Phoenix, AZ85004-4424


SHAREHOLDER SERVICING AGENT             TRANSFER AGENT
Pilgrim America Group, Inc              DST Systems, Inc
Two Renaissance Square                  P O  Box 41936840
40 North Central Avenue                 Kansas City, Missouri 64141
Suite 1200
Phoenix, AZ85004-4424
1-800-331-1080


WRITTEN REQUESTS

Please mail all account inquiries and other comments to:

Pilgrim America Prime Rate Trust Account Services
c/o  Pilgrim America Group, Inc
Two Renaissance Square
40 North Central Avenue, Suite 1200
Phoenix, Arizona  85004-4424

TOLL-FREE SHAREHOLDER INFORMATION

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at 1-800-331-1080.

                             Pilgrim America Funds

                                Masters Series
                                   ---------
                            Pilgrim America Masters
                           Asia-Pacific Equity Fund

                            Pilgrim America Masters
                               MidCap Value Fund

                            Pilgrim America Masters
                              LargeCap Value Fund

                                 Elite Series
                                   ---------
                                Pilgrim America
                                 MagnaCap Fund

                                Pilgrim America
                                High Yield Fund

                              Pilgrim Government
                            Securities Income Fund


                                Pilgrim America
                                     Funds

"Our goal is for every investor to have a successful investment experience."

Prospectuses containing more complete information regarding the funds, including charges and expenses, may be obtained by calling Pilgrim America Securities, Inc Distributor at 1-800-334-3444. Please read the prospectuses carefully before you invest or send money.

                              13-SS-040197 042997